As filed with the Securities and Exchange Commission on August 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ROYCE FUND
745 Fifth Avenue
New York, New York 10151

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

August 9, 2013

Dear Royce Fund Shareholder:

I am inviting you to vote on an important proposal relating to the management and operation of The Royce Fund (the “Trust”). A special shareholder meeting of each series of the Trust is scheduled for September 26, 2013 (the “Meeting”). This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of the Trust has nominated eight individuals for election as Trustees and has recommended that you vote in favor of all of them. Seven of the eight individuals nominated for election already serve as Trustees of the Trust. The other Trustee nominee, W. Whitney George, currently serves as an officer of the Trust and the Co-Chief Investment Officer of Royce & Associates, LLC, the Trust’s investment adviser. Although the Trustees have determined that the election of these nominees is in your best interest, the final decision is yours.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet; or

•	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

Charles M. Royce
President of The Royce Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

This Page Intentionally Left Blank

THE ROYCE FUND
745 Fifth Avenue
New York, New York 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2013

To the Shareholders of The Royce Fund (29 Series):

Royce Select Fund I
Royce Pennsylvania Mutual Fund	Royce Select Fund II
Royce Low-Priced Stock Fund	Royce Global Select Long/Short Fund
Royce Heritage Fund	Royce Enterprise Select Fund
Royce Value Plus Fund	Royce Opportunity Select Fund
Royce Premier Fund	Royce Micro-Cap Discovery Fund
Royce Special Equity Fund	Royce Financial Services Fund
Royce Value Fund	Royce SMid-Cap Value Fund
Royce 100 Fund	Royce Focus Value Fund
Royce Total Return Fund	Royce Partners Fund
Royce Dividend Value Fund	Royce Special Equity Multi-Cap Fund
Royce Micro-Cap Fund	Royce European Smaller-Companies Fund
Royce Opportunity Fund	Royce Global Dividend Value Fund
Royce Global Value Fund	Royce International Micro-Cap Fund
Royce International Smaller-Companies Fund	Royce International Premier Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed Series (each, a “Fund” and collectively, the “Funds”) of The Royce Fund (the “Trust”) will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151 on Thursday, September 26, 2013, at 12:30 p.m. (Eastern Time) for the following purposes:

1. To elect a Board of eight Trustees of the Trust to hold office until the next Special Meeting of Shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal, or retirement; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has set the close of business on July 19, 2013 as the record date for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting.

A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose relevant to the Meeting during ordinary business hours from and after September 10, 2013, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2012 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or by calling Investor Information toll free at 1-800-221-4268.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend any Meeting.

By Order of the Board of Trustees of The Royce
Fund,

John E. Denneen
Secretary

August 9, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2013

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT
WWW.PROXYVOTE.COM

PROXY STATEMENT

THE ROYCE FUND
745 Fifth Avenue
New York, New York 10151

Royce Select Fund I
Royce Pennsylvania Mutual Fund	Royce Select Fund II
Royce Low-Priced Stock Fund	Royce Global Select Long/Short Fund
Royce Heritage Fund	Royce Enterprise Select Fund
Royce Value Plus Fund	Royce Opportunity Select Fund
Royce Premier Fund	Royce Micro-Cap Discovery Fund
Royce Special Equity Fund	Royce Financial Services Fund
Royce Value Fund	Royce SMid-Cap Value Fund
Royce 100 Fund	Royce Focus Value Fund
Royce Total Return Fund	Royce Partners Fund
Royce Dividend Value Fund	Royce Special Equity Multi-Cap Fund
Royce Micro-Cap Fund	Royce European Smaller-Companies Fund
Royce Opportunity Fund	Royce Global Dividend Value Fund
Royce Global Value Fund	Royce International Micro-Cap Fund
Royce International Smaller-Companies Fund	Royce International Premier Fund

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 26, 2013

INTRODUCTION

The accompanying Proxy is solicited on behalf of the Board of Trustees of The Royce Fund (the “Board”) for use at a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed Series (each, a “Fund” and collectively, the “Funds”) of The Royce Fund (the “Trust”), to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on Thursday, September 26, 2013, at 12:30 p.m. (Eastern Time) and at any adjournment thereof. The approximate mailing date of this Proxy Statement is August 9, 2013, and is also available at www.proxyvote.com.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the election of the Trustee nominees of the Trust.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy.

The Board has set the close of business on July 19, 2013 as the record date (the “Record Date”) for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote for each share of beneficial interest (“share”) held in that Fund (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, each Fund had outstanding the number of shares of each share class as indicated in Exhibit A to this Proxy Statement. A listing of persons who owned beneficially more than 5% of any class of the shares of a Fund as of the Record Date is contained in Exhibit B to this Proxy Statement.

The Board knows of no business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, it is proposed that the Trust’s shareholders elect eight Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation, removal, or retirement. The Board has nominated the eight persons listed below to continue or to become Trustees of the Trust, as applicable. Certain information concerning the Trustee nominees is set forth below. Each of these eight persons has agreed to serve if elected, and the Trust’s management has no reason to believe that any of such persons will be unavailable for service as a Trustee. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Proposed Interested Person Trustee Nominees

Certain biographical and other information concerning Charles M. Royce and W. Whitney George is set forth below. Messrs. Royce and George are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), due to the positions they hold with Royce & Associates, LLC (“Royce”), the investment adviser to each of the Funds, and their stock ownership in Legg Mason, Inc. (“Legg Mason”). As set forth below, Mr. Royce currently serves as a Trustee and President of the Trust and is a Trustee nominee while Mr. George currently serves as a Vice President of the Trust and is a Trustee nominee.

Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Charles M. Royce* (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee and President**	Since 1982	President, Chief Investment Officer, Co-Chief Investment Officer and member of Board of Managers of Royce, investment adviser to the Trust, Royce Capital Fund (“RCF”), Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”) Royce Value Trust, Inc. (“RVT”), and Royce Global Value Trust, Inc. (“RGVT”) (collectively, “The Royce Funds”).	35	TICC Capital Corp

W. Whitney George* (55) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Vice President**	Since 1995	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991. Director of RVT, RMT, RFT, and RGVT since April 2013.	4	None

*	“Interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.
**	Each of Mr. Royce and Mr. George was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Trust.
†	Each of Mr. Royce and Mr. George will hold office as a Trustee until his successor has been duly elected and qualified or until his earlier resignation, removal, or retirement.

Proposed Independent Trustee Nominees

Certain biographical and other information concerning the current Trustees and Trustee nominees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act (collectively, the “Independent Trustees”) is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Patricia W. Chadwick (64) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	35	Wisconsin Energy Corp. and ING Mutual Funds

Richard M. Galkin (75) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	35	None

Stephen L. Isaacs (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1989	Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (1996 - 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	35	None

Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Arthur S. Mehlman (71) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage and Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	None

David L. Meister (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	35	None

G. Peter O’Brien (67) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001	Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	TICC Capital Corp.

† The Trustees listed above will hold office as Trustees until their successors have been duly elected and qualified or until their earlier resignation, removal, or retirement. All of the Trustees listed above are also directors/trustees of RVT, RMT, RFT, RGVT, and RCF (2 portfolios). Messrs. Mehlman and O’Brien also serve as directors/trustees for the Legg Mason Funds (14 portfolios).

Additional Information Relating to Trustee Nominees

Additional information about each Trustee nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee nominee possesses which the Board believes will enable them to be effective Trustees.

•
Charles M. Royce - In addition to his tenure as a Trustee of The Royce Funds, Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

•
W. Whitney George - In addition to his tenure as a director of the closed-end registered investment companies advised by Royce, Mr. George serves as Managing Director, Vice President and Co-Chief Investment Officer of Royce, having been employed by Royce since 1991. Mr. George has over 30 years of investment business experience

•
Patricia W. Chadwick - In addition to her tenure as a Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•
Richard M.Galkin - In addition to his tenure as a Trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants and as co-Chairman of the Boards’ Nominating Committee. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•
Stephen L.Isaacs - In addition to his tenure as a Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•
Arthur S.Mehlman - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•
David L. Meister - In addition to his tenure as a Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•
G. Peter O’Brien - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

The Board believes that each Trustee nominee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee nominee brings to the entire Board, with no single Trustee nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee nominee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

There are no family relationships between or among any Trustee nominee or any of the Trust’s officers.

Share Ownership by Trustee Nominees and Trust Officers

     Exhibit C to this Proxy Statement sets forth the dollar range of Fund shares held by each Trustee nominee as of the Record Date. Information regarding the ownership of Fund shares by the Trustee nominees and officers of the Trust as of the Record Date is also set forth in Exhibit C to this Proxy Statement (if a Trustee nominee or officer is not listed with respect to a Fund, such person does not hold shares of that Fund).

Compensation of Independent Trustee Nominees and Interested Trustee Nominees

The Independent Trustee nominees received compensation from the Trust, The Royce Funds, and the Fund Complex during the year ended December 31, 2012 as set forth in the table below. Effective January 1, 2013, each of the Independent Trustees receives a fee of $155,000 per year for serving on the Board plus $6,500 for each Board meeting attended. The Interested Trustee nominees received no compensation from the Trust, The Royce Funds, or the Fund Complex during the year ended December 31, 2012.

Name, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees	Total Compensation from Fund Complex*
Patricia W. Chadwick,	$157,500	N/A	$210,000	$210,000
Trustee

Richard M. Galkin,	157,500	N/A	210,000	210,000
Trustee

Stephen L. Isaacs,	157,500	N/A	210,000	210,000
Trustee

Arthur S. Mehlman,	157,500	N/A	210,000	350,000
Trustee

David L. Meister,	157,500	N/A	210,000	210,000
Trustee

G. Peter O’Brien,	157,500	N/A	210,000	340,000
Trustee

* Represents aggregate compensation paid to each Independent Trustee nominee during the calendar year ended December 31, 2012 from the Fund Complex. The Fund Complex includes the 35 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Funds.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Trust’s trustees not be “interested persons” (as defined in the Investment Company Act) of the Trust and as such are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the Investment Company Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 86% of the Trust’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Standing Committees of the Board: Audit Committee

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter, a copy of which is attached as Exhibit D to this Proxy Statement. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations.

Standing Committees of the Board: Nominating Committee

The Board has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Fund and recommending its nominees for consideration by the Fund’s full Board. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered. A copy of the Nominating Committee charter is attached as Exhibit E to this Proxy Statement.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the six Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board Meetings

During the year ended December 31, 2012, the Board held seven meetings, the Audit Committee held two meetings, and the Nominating Committee did not hold any meetings. Each Trustee then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee held during that year.

Officers of the Trust

Officers of the Trust are elected each year by the Board. The following sets forth information concerning the Trust’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Trust Since
Charles M. Royce President, Co-Chief Investment Officer and Member of Board of Managers of Royce.	73	President	1986
John D. Diederich Chief Operating Officer, Managing Director and Member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.	63	Vice President and Treasurer	1997
Jack E. Fockler, Jr. Managing Director and Vice President of Royce; Vice President of RFS, having been employed by Royce since October 1989.	54	Vice President	1995
W. Whitney George Managing Director, Vice President and Co-Chief Investment Officer of Royce, having been employed by Royce since October 1991.	55	Vice President	1995
Daniel A. O’Byrne Principal and Vice President of Royce, having been employed by Royce since October 1986.	51	Vice President	1994

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Trust Since
John E. Denneen General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	46	Secretary and Chief Legal Officer	1996 to 2001 and since 2002
Lisa Curcio Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of Royce (since June 2004).	53	Chief Compliance Officer	2004

*	The address of each officer of the Trust is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Trust is elected by, and serves at the pleasure of, the Board.

Officers of the Trust receive no compensation from the Trust. Each officer is an interested person of the Funds, as defined in the Investment Company Act, by virtue of each such officer’s position with Royce.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”), whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. PWC also acts as independent auditors for Legg Mason and its subsidiaries and for certain investment companies for which Legg Mason’s asset management subsidiaries act as investment adviser. Representatives from PWC are not expected be present at the Meeting.

Audit Fees

PWC billed $589,919 and $592,797 in fees for professional services rendered for the audit of the Funds’ annual financial statements for the fiscal years ended December 31, 2012 and December 31, 2011, respectively.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees related to the performance of the audit or review of financial statements that are not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

Tax Fees

PWC billed $276,637 and $252, 979 in fees related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice, for the fiscal years ended December 31, 2012 and December 31, 2011, respectively.

All Other Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees for products and services provided to the Funds other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Quorum and Required Vote

A quorum consists of shareholders representing a majority of the outstanding shares of the Trust, entitled to vote, who are present at the Meeting in person or by proxy. Assuming a quorum is present at the Meeting, the election of a Trustee will require a plurality of the outstanding shares of the Trust cast at the Meeting.

THE BOARD RECOMMENDS THAT ALL SHAREHOLDERS VOTE “FOR” ALL OF THE TRUSTEE NOMINEES.

PROXY COSTS

All of the costs of the Meeting, including printing, postage, voting tabulation, and other proxy-related expenses, will be borne by the Funds.

Royce will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of each Fund’s shares. Some officers and employees of the Trust and Royce may solicit Proxies personally and by telephone, if deemed desirable.

ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

The Meeting may be adjourned one or more times for any reason. In particular, in the event that sufficient votes in favor of Proposal 1 in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. Such persons will vote against any such adjournment those proxies required to be voted against the Proposal.

The Trust expects that broker-dealer firms holding shares of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Trust to vote on the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on Proposal 1 and any other matter to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), and the shares as to which Proxies are returned by record shareholders but which are marked “abstain” on any item will be included in the Trust’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees.

Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Shareholder Proposals

The Trust is not required, and currently does not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the Proxy in accordance with their judgment on such matters.

John E. Denneen
Secretary of The Royce Fund

August 9, 2013

It is important that you execute, date and return ALL
of your proxies promptly.

This Page Intentionally Left Blank

EXHIBIT A

NUMBER OF SHARES OUTSTANDING FOR
THE FUNDS’ SHARE CLASSES AS OF THE RECORD DATE

As of the Record Date, each Fund had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Royce Pennsylvania Mutual Fund	Investment	352,284,684
	Service	42,827,246
	Institutional	46,417,758
	Consultant	59,520,378
	R	3,137,596
	K	879,930
Royce Low-Priced Stock Fund	Investment	9,391,321
	Service	84,037,529
	Institutional	42,942,922
	R	270,598
	K	646,098
Royce Heritage Fund	Investment	3,683,932
	Service	13,106,935
	Institutional	n/a1
	Consultant	1,135,107
	R	525,959
	K	606,874
Royce Value Plus Fund	Investment	14,710,931
	Service	59,818,683
	Institutional	12,099,133
	Consultant	1,352,794
	R	100,729
	K	78,775
Royce Premier Fund	Investment	226,749,893
	Service	23,061,485
	Institutional	41,422,761
	Consultant	3,227,648
	R	1,572,893
	K	932,299
	W	24,757,080
Royce Special Equity Fund	Investment	97,362,142
	Service	12,566,717
	Institutional	28,097,532
	Consultant	2,809,376
Royce Value Fund	Investment	14,477,331
	Service	56,000,212
	Institutional	16,765,289
	Consultant	2,488,775
	R	3,194,027
	K	1,755,554
Royce 100 Fund	Investment	5,591,564
	Service	22,251,187
	Institutional	n/a1
	R	198,792
	K	308,354

A-1

Fund	Class	Shares Outstanding
Royce Total Return Fund	Investment	216,060,295
	Service	29,545,010
	Institutional	34,491,090
	Consultant	23,098,078
	R	3,909,028
	K	16,554,525
	W	14,002,492
Royce Dividend Value Fund	Investment	21,865,607
	Service	40,923,254
	Institutional	3,275,229
Royce Micro-Cap Fund	Investment	41,883,389
	Service	5,006,269
	Consultant	8,011,743
Royce Opportunity Fund	Investment	77,275,720
	Service	22,090,784
	Institutional	60,292,775
	Consultant	1,135,086
	R	1,037,281
	K	962,050
Royce Global Value Fund	Investment	13,208,436
	Service	5,142,169
	Consultant	1,914,054
	R	9,716
	K	4,296
Royce International Smaller-Companies Fund	Service	2,843,757
Royce Select Fund I	Investment	2,341,517
Royce Select Fund II	Investment	386,632
Royce Global Select Long/Short Fund	Investment	684,212
Royce Enterprise Select Fund	Investment	174,074
Royce Opportunity Select Fund	Investment	455,847
Royce Micro-Cap Discovery Fund	Service	884,713
Royce Financial Services Fund	Service	3,597,539
Royce SMid-Cap Value Fund	Service	866,167
Royce Focus Value Fund	Service	646,342
Royce Partners Fund	Service	178,407
Royce Special Equity Multi-Cap Fund	Investment	3,707,302
	Service	4,674,411
	Institutional	3,340,489
Royce European Smaller-Companies Fund	Service	1,687,577
Royce Global Dividend Value Fund	Service	776,645
Royce International Micro-Cap Fund	Service	486,502
Royce International Premier Fund	Service	670,204

[1]	This class has not yet commenced operations.

A-2

EXHIBIT B

FIVE PERCENT SHAREHOLDER REPORT
AS OF THE RECORD DATE

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of a Fund as of the Record Date:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Pennsylvania Mutual Fund
Investment Class

National Financial Services	73,386,518	Record	20.83%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Charles Schwab & Co., Inc.	49,940,601	Record	14.18%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	24,324,454	Record	6.90%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Pennsylvania Mutual Fund
Consultant Class

Morgan Stanley Smith Barney	22,177,775	Record	37.26%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

First Clearing LLC	4,248,061	Record	7.14%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St, Louis, MO 63103-2523

Pershing LLC	3,034,615	Record	5.10%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Pennsylvania Mutual Fund
Service Class

National Financial Services	16,756,373	Record	39.13%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pershing LLC	8,672,994	Record	20.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.	3,099,387	Record	7.24%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

BNY Mellon Investment Servicing Inc.	2,535,564	Record	5.92%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212

Royce Pennsylvania Mutual Fund
R Class

ING Life Insurance Annuity Co.	196,752	Record	6.27%
1 Orange Way
Windsor, CT 06095-4773

Royce Pennsylvania Mutual Fund
K Class

Nationwide Trust Company FSB	148,002	Record	16.82%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Great-West Trust Co. LLC FBO	109,947	Record	12.49%
Putnam Inv.
FBO Recordkeeping for Various Benef
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

MLPF&S For The Sole Benefit of	106,266	Record	12.08%
Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E, Fl. 2
Jacksonville, FL 32246-6484

State Street Bank & Trust Trustee	60,166	Record	6.84%
FBO ADP Access 401K Plan
1 Lincoln Street
Boston, MA 02111-2900

MG Trust Company Cust. FBO	50,167	Record	5.70%
LB&B Associates Inc 401(K) Plan
700 17th Street - Suite 300
Denver, CO 80202-3531

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Pennsylvania Mutual Fund
Institutional Class

Vanguard Fiduciary Trust Company	13,533,735	Record	29.16%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

NFS LLC FEBO	9,061,070	Record	19.52%
FIIOC As Agent for Qualified
Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987

The Northern Trust Company	4,809,385	Record	10.36%
FBO Exelon - DV
P.O. Box 92994
Chicago, IL 60675-0001

District of Columbia Annuitants	4,376,025	Record	9.43%
Health & Life Insurance Employer
Contribution Trust Fund
Office of Finance and Treasury
1101 4th St SW, Suite 800
Washington, DC 20024-4461

State Street Bank as TTEE for Nestle	3,863,349	Record	8.32%
in the USA Savings Trust
1 Lincoln St.
Boston, MA 02111-2901

Royce Micro-Cap Fund
Investment Class

Charles Schwab & Co., Inc.	7,285,730	Record	17.40%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	6,043,947	Record	14.43%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	3,872,984	Record	9.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Morgan Stanley Smith Barney	3,397,384	Record	8.11%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

UBS WM USA	3,292,334	Record	7.86%
Attn: Department Mgr.
1000 Harbor Blvd., Flr. 8
Weehawken, NJ 07086-6761

Royce Micro-Cap Fund
Consultant Class

Morgan Stanley Smith Barney	3,227,993	Record	40.29%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	509,989	Record	6.37%
Omnibus for Mutual Funds
House Acct.
Attn: Courtney Waller
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Janney Montgomery Scott LLC	440,202	Record	5.49%
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Royce Micro-Cap Fund
Service Class

Morgan Stanley Smith Barney	3,141,910	Record	62.76%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Charles Schwab & Co. Inc.	564,449	Record	11.27%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Premier Fund
Investment Class

Charles Schwab & Co., Inc.	58,001,240	Record	25.58%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Morgan Stanley Smith Barney	34,439,950	Record	15.19%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

National Financial Services	32,706,846	Record	14.42%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

UBS WM USA	13,879,632	Record	6.12%
Attn: Department Mgr.
1000 Harbor Blvd., Fl. 8
Weehawken, NJ 07086-6761

Royce Premier Fund
Service Class

ICMA Retirement Services	5,629,390	Record	24.41%
Vantage Trust NAV
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

National Financial Services	3,749,536	Record	16.26%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Morgan Stanley Smith Barney	2,386,765	Record	10.35%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

ICMA Retirement Services	1,872,512	Record	8.12%
Vantage Trust UNITIZED
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

Charles Schwab & Co., Inc.	1,691,332	Record	7.33%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Saxon and Co.	1,347,893	Record	5.84%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund
Institutional Class

NFS LLC FEBO	10,661,852	Record	25.74%
FIIOC As Agent for Qualified
Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987

JP Morgan Chase as Trustee FBO	6,934,348	Record	16.74%
The Interpublic Group of Co. Inc.
Savings Plan
11500 Outlook Street
Overland Parks, KS 66211-1804

State Street Bank and Trust TFEE	4,484,014	Record	10.82%
UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

Charles Schwab & Co., Inc.	2,134,201	Record	5.15%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Premier Fund
W Class

First Clearing LLC	18,114,824	Record	73.17%
2801 Market Street
St. Louis, MO 63103-2523

Royce Premier Fund
R Class

ING National Trust	854,210	Record	54.31%
1 Orange Way
Windsor, CT 06095-4773

Charles Schwab & Co., Inc.	153,839	Record	9.78%
Special Custody A/C
FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

ING Life Insurance Annuity Co.	150,850	Record	9.59%
1 Orange Way
Windsor, CT 06095-4773

TD Ameritrade Trust Company	105,117	Record	6.68%
P.O. Box 17748
Denver, CO 80217-0748

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund
Consultant Class

Morgan Stanley Smith Barney	1,420,139	Record	44.00%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

First Clearing LLC	302,017	Record	9.36%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

UBS WM USA	190,895	Record	5.91%
Attn: Department Mgr.
1000 Harbor Blvd., Fl. 8
Weehawken, NJ 07086-6761

Janney Montgomery Scott LLC	177,608	Record	5.50%
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Raymond James	169,731	Record	5.26%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Royce Premier Fund
K Class

Nationwide Trust Company FSB	234,463	Record	25.15%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Great-West Trust Company LLC	180,495	Record	19.36%
Trust/Retirement Plans
8515 E. Orchard Rd. 2T2
Greenwood Vlg, CO 80111-5002

ING Life Insurance Annuity Co.	116,591	Record	12.51%
1 Orange Way
Windsor, CT 06095-4773

Great-West Trust Company LLC TTEE	91,105	Record	9.77%
Employee Benefits Clients 401K
8515 E. Orchard Rd. 2T2
Greenwood Vlg, CO 80111-5002

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

ING National Trust	69,347	Record	7.44%
1 Orange Way
Windsor, CT 06095-4773

Royce Low-Priced Stock Fund
Service Class

Charles Schwab & Co., Inc.	24,312,873	Record	28.93%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	22,275,242	Record	26.51%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Low-Priced Stock Fund
Institutional Class

NFS LLC FEBO	21,802,753	Record	50.77%
FIIOC As Agent for Qualified
Employment Benefit Plans 401(K)
100 Magellan Way #KW1C
Covington, KY 41015-1987

State Street Bank & Trust Co.	8,535,392	Record	19.88%
Ford Motor Company Master Tr Fund
Attn: Maria Cummings
1200 Crown Colony Drive
Quincy, MA 02169-0938

Lincoln Retirement Services Co.	2,690,312	Record	6.26%
FBO Catholic Health
P.O. Box 7876
Fort Wayne, IN 46801-7876

Charles Schwab & Co., Inc.	2,336,979	Record	5.44%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Low-Priced Stock Fund
Investment Class

National Financial Services	2,440,090	Record	25.98%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

First Clearing LLC	969,480	Record	10.32%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

MLPF&S For the Sole Benefit of	830,231	Record	8.84%
Its Customers
Merrill Lynch Financial Data SV
Attn: Fund Administration
4800 Deer Lake Dr. E, Fl. 2
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.	743,833	Record	7.92%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

PIMS/Prudential Retirement As	682,609	Record	7.27%
Nominee For The TTEE/CUST
PL 300
O.C. Tanner Retirement
1930 S Street
Salt Lake City, UT 84115-2311

Morgan Stanley Smith Barney	641,026	Record	6.83%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

ING National Trust	564,271	Record	6.01%
As Trustee Or Custodian For
Core Market Retirement Plans
30 Braintree Hill Office Park
Brairntree, MA 02184-8700

Royce Low-Priced Stock Fund
R Class

DCGT As Trustee and/or Cust	116,538	Record	43.07%
FBO Principal Financial Group
Qualified FIA Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

Dan Gold, Lars Bader, Nicholas	25,350	Record	9.37%
Brumm, Tracy Fu FBO
QVT Financial LP 401K PSP
1177 Ave. of the Americas, 9th Fl.
New York, NY 10036-2714

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Low-Priced Stock Fund
K Class

Nationwide Trust Company FSB	156,049	Record	24.15%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

DCGT as TTEE and/or Cust	135,423	Record	20.96%
FBO Principal Financial Group
Qualified Prin Advtg Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

T. Rowe Price Trust Co.	78,851	Record	12.20%
FBO Retirement Plan Clients
DTD 03/01/01
P.O. Box 17215
Baltimore, MD 21297-1215

FIIOC FBO Lucky Chances Inc.	53,877	Record	8.34%
100 Magellan Way (KWIC)
Covington, KY 41015-1999

DCGT as Ttee and/or Cust	51,991	Record	8.05%
FBO Principal Financial Group
Qualified FIA Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

Charles Schwab & Co. Inc.	33,484	Record	5.18%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Total Return Fund
Investment Class

Charles Schwab & Co. Inc.	51,667,070	Record	23.91%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	39,952,061	Record	18.49%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	22,007,998	Record	10.19%
P.O. Box 2052
Jersey City, NJ 07303-2052

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Morgan Stanley Smith Barney	12,321,470	Record	5.70%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Royce Total Return Fund
Consultant Class

Morgan Stanley Smith Barney	9,983,058	Record	43.22%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

First Clearing LLC	2,049,613	Record	8.87%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Raymond James	1,369,979	Record	5.93%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Janney Montgomery Scott LLC	1,161,559	Record	5.03%
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1610

Royce Total Return Fund
Service Class

Charles Schwab & Co. Inc.	13,345,891	Record	45.17%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Vanguard Fiduciary Trust Company	3,159,023	Record	10.69%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

National Financial Services	3,060,421	Record	10.36%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund
Institutional Class

Vanguard Fiduciary Trust Company	7,516,783	Record	21.79%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

NFS LLC FEBO	4,518,189	Record	13.10%
FIIOC As Agent for Qualified
Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987

State Street Bank & Trust Company	3,823,551	Record	11.09%
FBO Cummins Inc. & Affiliates
Retirement & Savings Plan
Master Trust
1 Heritage Drive
Quincy, MA 02171-2105

Charles Schwab & Co. Inc.	3,064,089	Record	8.88%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Wilmington Trust RISC TEE FBO	2,456,939	Record	7.12%
Group Health Permanent
401K Salary Deferral Plan
P.O. Box 52129
Phoenix, AZ 85072-2129

JPMorgan Chase As Trustee FBO	2,026,511	Record	5.88%
Bloomberg L.P. 401(k) Plan
11500 Outlook St.
Overland Park, KS 66211-1804

Royce Total Return Fund
W Class

First Clearing LLC	13,743,067	Record	98.15%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund
R Class

Hartford Life Ins. Co.	1,127,463	Record	28.84%
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

ING National Trust	670,093	Record	17.14%
1 Orange Way
Windsor, CT 06095-4773

Capital Bank & Trust Company TTEE	241,119	Record	6.17%
F Meyer Tool Inc 401K & PSP
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

ING Life Insurance Annuity Co.	202,986	Record	5.19%
1 Orange Way
Windsor, CT 06095-4773

Royce Total Return Fund
K Class

Great West Life & Annuity	9,192,730	Record	55.53%
c/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Great-West Trust Co. TTEE	2,435,372	Record	14.71%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Great-West Life & Annuity Future FD	1,355,453	Record	8.19%
c/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Heritage Fund
Consultant Class

Morgan Stanley Smith Barney	407,763	Record	35.92%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	145,169	Record	12.79%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Heritage Fund
Investment Class

LM Dynamic MultiStrategy VIT	2,220,924	Record	60.29%
Portfolio
Attn: Steve Bleiberg
620 8th Avenue, 49th Floor
New York, NY 10018-1618

Charles M. Royce	194,703*	Record and	5.29%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Heritage Fund
Service Class

Charles Schwab & Co. Inc.	3,788,326	Record	28.90%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Royce Heritage Fund
R Class

National Financial Services	140,581	Record	26.73%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Capital Bank & Trust Company TTEE	71,930	Record	13.68%
F Bond Auto Parts Inc PSP 401K
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Frontier Trust Company FBO	41,469	Record	7.88%
Professional Anesthesia Consultants
P.O. Box 10758
Fargo, ND 58106-0758

Royce Heritage Fund
K Class

FIIOC FBO	227,233	Record	37.44%
Santander Consumer USA Inc.
100 Magellan Way
Covington, KY 41045-1999

Nationwide Trust Company FSB	190,090	Record	31.32%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

*	Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

State Street Bank	83,733	Record	13.80%
FBO ADP Access 401K Plan
1 Lincoln St.
Boston, MA 02111-2901

Capital Bank & Trust Company TTEE	33,419	Record	5.51%
F Nichols Consulting Engineers
CHTD 4
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Royce Opportunity Fund
Investment Class

Charles Schwab & Co. Inc.	13,221,846	Record	17.11%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

John Hancock Life Insurance	12,258,396	Record	15.86%
Co. USA
RPS-Trading OPS ET4
601 Congress Street
Boston, MA 02210-2804

National Financial Services	10,288,506	Record	13.31%
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	5,910,943	Record	7.65%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Opportunity Fund
Service Class

National Financial Services	16,125,105	Record	72.99%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	1,686,075	Record	7.63%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Royce Opportunity Fund
Institutional Class

The Northern Trust Co.	24,423,575	Record	40.51%
Accenture LLP
P.O. Box 92994
Chicago, IL 60675-0001

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Reliance Trust Company	9,960,330	Record	16.52%
FBO Retirement Plans Serviced by
Metlife
c/o Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Vlg, CO 80111-5002

NFS LLC FEBO	8,847,546	Record	14.67%
FIIOC As Agent for Qualified
Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987

MLPF&S For the Sole Benefit of	3,031,902	Record	5.03%
Its Customers
Merrill Lynch Financial Data SV
Attn: Fund Administration
4800 Deer Lake Dr. E, Fl. 2
Jacksonville, FL 32246-6484

Royce Opportunity Fund
Consultant Class

Morgan Stanley Smith Barney	293,687	Record	25.87%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	187,612	Record	16.53%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

First Clearing LLC	127,150	Record	11.20%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Pershing LLC	86,082	Record	7.58%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Opportunity Fund
R Class

Sammons Financial Network LLC	529,872	Record	51.08%
4546 Corporate Dr., Ste. 100
WDM, IA 50266-5911

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

DCGT As TTEE and/or Cust	74,326	Record	7.17%
FBO Principal Financial Group
Qualified FIA Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

ING National Trust	55,258	Record	5.33%
1 Orange Way
Windsor, CT 06095-4773

Royce Opportunity Fund
K Class

SEI Private Trust Company	573,759	Record	59.64%
c/o Hills Bank & Trust
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989

Nationwide Trust Company FSB	69,835	Record	7.26%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Special Equity Fund
Service Class

Charles Schwab & Co. Inc.	2,781,630	Record	22.13%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street

San Francisco, CA 94104-4151
National Financial Services	1,377,364	Record	10.96%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	1,256,246	Record	10.00%
P.O. Box 2052
Jersey City, NJ 07303-2052

TD Ameritrade Inc For The	803,807	Record	6.40%
Exclusive Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

LPL Financial	761,232	Record	6.06%
9785 Towne Centre Drive
San Diego, CA 92121-1968

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Special Equity Fund
Investment Class

National Financial Services	15,941,233	Record	16.37%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	14,384,677	Record	14.77%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	8,803,449	Record	9.04%
P.O. Box 2052
Jersey City, NJ 07303-2052

UBS WM USA	7,770,282	Record	7.98%
Attn: Department Mgr.
1000 Harbor Blvd., Fl. 8
Weehawken, NJ 07086-6761

Morgan Stanley Smith Barney	5,269,557	Record	5.41%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Royce Special Equity Fund
Institutional Class

The Northern Trust Company	7,245,150	Record	25.79%
FBO Morgan Stanley-DV
P.O. Box 92994
Chicago, IL 60675-2994

NFS LLC FEBO	4,339,249	Record	15.44%
Lauer & Co. As Nominee Agent for
Glenmede Trust Co.
P.O. Box 58997
Philadelphia, PA 19102-8997

State Street Bank & Trust Co. TTEE	2,981,232	Record	10.61%
Glaxo Smith Kline Retirement
Savings Plan UA DTD 06/26/1989
2 Avenue De Lafayette Ste. 2
Boston, MA 02111-1748

Charles Schwab & Co. Inc.	2,171,502	Record	7.73%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Automatic Data Processing Inc.	1,461,612	Record	5.20%
Pension Retirement Plan
4 New York Plaza, Fl. 15
New York, NY 10004-2413

BOK TTE FBO Integris Health, Inc.	1,423,249	Record	5.07%
Retirement Plan/Pension
P.O. Box 2180
Tulsa, OK 74101-2180

Royce Special Equity Fund
Consultant Class

Morgan Stanley Smith Barney	865,468	Record	30.81%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	447,147	Record	15.92%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Pershing LLC	306,156	Record	10.90%
P.O. Box 2052
Jersey City, NJ 07303-2052

UBS WM USA	197,430	Record	7.03%
Attn: Department Mgr.
1000 Harbor Blvd., Fl. 8
Weehawken, NJ 07086-6761

Royce Value Fund
Service Class

National Financial Services	16,554,685	Record	29.56%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	13,782,252	Record	24.61%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	4,119,733	Record	7.36%
P.O. Box 2052
Jersey City, NJ 07303-2052

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Value Fund
Consultant Class

Morgan Stanley Smith Barney	787,331	Record	31.64%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	511,833	Record	20.57%
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

First Clearing LLC	354,369	Record	14.24%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

RBC Capital Markets LLC	143,158	Record	5.75%
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
Minneapolis, MN 55402-1110

Royce Value Fund
Investment Class

First Clearing LLC	3,420,902	Record	23.63%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	1,413,772	Record	9.77%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Morgan Stanley Smith Barney	1,198,396	Record	8.28%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

National Financial Services	1,127,233	Record	7.79%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pershing LLC	924,244	Record	6.38%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Value Fund
Institutional Class

Legg Mason Partners Lifestyle	3,874,425	Record	23.11%
Series Inc. Allocation 85%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Legg Mason Partners Lifestyle	1,888,574	Record	11.26%
Series Inc. Allocation 70%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

DWS Trust Company	1,535,065	Record	9.16%
FBO Deutsche Bank Matched
Savings Plan
Attn: Share Recon Dept.
P.O. Box 1757
Salem, NH 03079-1143

Polish American Freedom	1,140,696	Record	6.80%
Foundation
410 Park Avenue, 15th Fl.
New York, NY 10022-4407

State Street Bank & Trust Co.	1,113,563	Record	6.64%
South Dakota Higher Education Trust
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Legg Mason Partners Lifestyle	945,644	Record	5.64%
Series Inc. Allocation 50%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Royce Value Fund
R Class

Hartford Life Ins. Co.	1,643,700	Record	51.46%
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

ING Life Insurance Annuity Co.	613,042	Record	19.19%
1 Orange Way
Windsor, CT 06095-4773

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Value Fund
K Class

ING Life Insurance Annuity Co.	531,326	Record	30.27%
1 Orange Way
Windsor, CT 06095-4773

Hartford Life Ins. Co.	510,470	Record	29.08%
Separate Account
Attn: UIT Operations
P.O. Box 299
Hartford, CT 06104-2999

FIIOC FBO	200,285	Record	11.41%
New Process Steel LP
100 Magellan Way
Covington, KY 41015-1999

Nationwide Trust Company FSB	144,611	Record	8.24%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Value Plus Fund
Service Class

National Financial Services	21,156,566	Record	35.37%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	14,729,258	Record	24.62%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Morgan Stanley Smith Barney	3,257,005	Record	5.44%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Royce Value Plus Fund
Institutional Class

NFS LLC FEBO	6,288,239	Record	51.97%
FIIOC As Agent for Qualified
Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles Schwab & Co. Inc.	1,927,632	Record	15.93%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Mercer Trust Company TTEE FBO	743,927	Record	6.15%
Volvo Group VIPP Non Union
1 Investors Way, MSC N-1-G
Norwood, MA 02062-1599

Mac & Co.	665,933	Record	5.50%
Mutual Fund Ops-TC
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 1523-3198

Royce Value Plus Fund
Investment Class

First Clearing LLC	6,399,466	Record	43.50%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Morgan Stanley Smith Barney	2,812,723	Record	19.12%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Charles Schwab & Co. Inc.	1,812,570	Record	12.32%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Value Plus Fund
Consultant Class

Morgan Stanley Smith Barney	551,020	Record	40.73%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

First Clearing LLC	345,526	Record	25.54%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Royce Value Plus Fund
R Class

Sammons Financial Network LLC	37,452	Record	37.18%
4546 Corporate Drive, Suite 100
WDM, IA 50266-5911

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles Schwab & Co. Inc.	8,093	Record	8.03%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

MG Trust Company Cust. FBO	7,179	Record	7.13%
Bay West Endocrinology Associates
700 17th Street, Suite 300
Denver, CO 80202-3531

Frontier Trust Company FBO	6,459	Record	6.41%
Tioga Hardwoods, Inc. 401K P/S Plan
P.O. Box 10758
Fargo, ND 58106-0655

James R Prince PSP and Trust	6,271	Record	6.23%
TTEE F
James R Prince PSP and Trust 401K
c/o Fascore LLC
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Royce Value Plus Fund
K Class

Nationwide Trust Company FSB	35,431	Record	44.98%
c/o IPO Portfolio Accounting
P.O Box 182029
Columbus, OH 43218-2029

Great-West Trust Company	28,323	Record	35.95%
LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO 80111-5002

Charles Schwab & Co. Inc.	5,374	Record	6.82%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Royce 100 Fund
Service Class

Charles Schwab & Co. Inc.	6,500,480	Record	29.21%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Morgan Stanley Smith Barney	3,883,4394	Record	17.45%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

National Financial Services	3,661,957	Record	16.46%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	2,186,507	Record	9.83%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce 100 Fund
Investment Class

Morgan Stanley Smith Barney	1,662,337	Record	29.73%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Charles Schwab & Co. Inc.	639,850	Record	11.44%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	633,412	Record	11.33%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

PIMS/Prudential Retirement As	518,414	Record	9.27%
Nominee for the TTEE/Cust
Overhead Door Corporation
2501 South Street Hwy. 121, Ste 200
Lewisville, TX 75067

First Clearing LLC	449,723	Record	8.04%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Royce 100 Fund
R Class

Frontier Trust Company FBO	72,335	Record	36.39%
Reser’s Fine Foods, Inc. 401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Frontier Trust Company FBO	22,284	Record	11.19%
Chicago Systems Group 401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758

Sammons Financial Network LLC	16,260	Record	8.18%
4546 Corporate Dr., Ste. 100
WDM, IA 50266-5911

Charles M. Royce	11,425	Beneficial	5.75%
c/o Royce Management Company
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Charles Schwab & Co. Inc.	11,425	Record	5.75%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Frontier Trust Company FBO	10,126	Record	5.09%
SW College of Naturopathic Med & HL
P.O. Box 10655
Fargo, ND 58106-0655

Royce 100 Fund
K Class

Nationwide Trust Company FSB	87,779	Record	28.47%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Wilmington Trust RISC Cust FBO	62,234	Record	20.18%
Cobalt Mortgage 401K Plan
P.O. Box 52129
Phoenix, AZ 85072-2129

New York Life Trust Company	59,613	Record	19.33%
169 Lackawanna Avenue
Trust Admin., 2nd Floor
Parsippany, NJ 07054-1007

Wilmington Trust Risc TTEE FBO	51,087	Record	16.57%
Washington Federal 401K and
Employee Stock Ownership Plan and T
P.O. Box 52129
Phoenix, AZ 85072-2129

Royce Micro-Cap Discovery Fund
Service Class

Charles Schwab & Co. Inc.	220,692	Record	24.95%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

New York Life Trust Company	165,011	Record	18.65%
169 Lackawanna Avenue
Trust Admin, 2nd Floor
Parsippany, NJ 07054-1007

Charles M. Royce	257,867*	Record and	29.15%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	104,540	Record and	11.82%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Royce Financial Services Fund
Service Class

Charles Schwab & Co. Inc.	864,755	Record	24.04%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	811,788	Record	22.57%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	459,598	Record	12.78%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles M. Royce	198,434*	Record and	5.52%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Dividend Value Fund
Service Class

Charles Schwab & Co., Inc.	4,422,096	Record	10.81%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services Corp.	3,891,872	Record	9.51%
FEBO Our Customers
200 Liberty Street, 11 World Fin. Ctr.
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281-1003

*	Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pershing LLC	3,131,039	Record	7.65%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Dividend Value Fund
Investment Class

LPL Financial	9,685,911	Record	44.30%
9785 Towne Centre Drive
San Diego, CA 92121-1968

National Financial Services Corp.	3,771,784	Record	17.25%
FEBO Our Customers
Russ Lennon
200 Liberty St.
New York, NY 10281-1003

Raymond James	1,919,296	Record	8.78%
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

First Clearing LLC	1,638,330	Record	7.49%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Royce Dividend Value Fund
Institutional Class

Mac & Co.	3,275,229	Record	100%
Attn: Mutual Fund Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230 -3198

Royce Select Fund I
Investment Class

Charles Schwab & Co., Inc.	976,412	Record	46.70%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

The Royce Family Fund, Inc	136,850	Record and	5.84%
DTD 10/23/06		Beneficial
c/o Charles M. Royce
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Select Fund II
Investment Class

Charles M. Royce	109,247*	Record and	28.26%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	94,345	Record and	24.40%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

The Pennsylvania Trust Co. POA	64,853	Record	16.77%
Donald E. Lewin
Surfside, FL 33154-3005

Charles Schwab & Co., Inc.	53,419	Record	13.82%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

TD Ameritrade	29,719	Record	7.69%
P.O. Box 2226
Omaha, NE 68103-2226

John David Roven	20,598	Record and	5.33%
Houston, TX 77018-8018		Beneficial

Royce Global Select Long/Short Fund
Investment Class

W. Whitney George	100,263	Record and	14.65%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Pershing LLC	96,078	Record	14.04%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Jack E. Fockler	62,046	Record and	9.07%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

TD Ameritrade Inc. for the Exclusive	37,282	Record	5.45%
Benefit Of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

*	Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Global Value Fund
Service Class

Charles Schwab & Co., Inc.	1,013,337	Record	19.71%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

UBS WM USA	446,281	Record	8.68%
Attn: Department Mgr.
1000 Harbor Blvd., Fl. 8
Weehawken, NJ 07086-6761

National Financial Services	428,740	Record	8.34%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Raymond James	381,177	Record	7.41%
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

RBC Capital Markets LLC	351,772	Record	6.84%
Mutual Funds Omnibus Processing
Omnibus
Attn: Mutual Funds Ops Manager
510 Marquette Ave S
Minneapolis, MN 55402-1110

Pershing LLC	291,595	Record	5.67%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Global Value Fund
Investment Class

National Financial Services	2,305,201	Record	17.45%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr.
Attn: Mutual Fund Dept. 5th Fl.
New York, NY 10281

Raymond James	2,116,567	Record	16.02%
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Edward D Jones & Co.	1,854,605	Record	14.04%
Attn: Mutual Fund
Shareholder Accounting
201 Progress Pkwy
Maryland Hts., MO 63043-3009

Morgan Stanley Smith Barney	1,798,371	Record	13.62%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Charles Schwab & Co. Inc.	1,780,508	Record	13.48%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Genworth Financial Trust Co.	1,332,150	Record	10.09%
FBO Genworth Financial Wealth Mgmt
& Mutual Clients & For the Benefit
Of Other Custodial Clients
3200 N. Central Ave., Fl. 7
Phoenix, AZ 85012-2468

First Clearing LLC	763,737	Record	5.78%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Royce Global Value Fund
Consultant Class

Morgan Stanley Smith Barney	407,642	Record	21.30%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Raymond James	106,641	Record	5.57%
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Royce Global Value Fund
K Class

Charles M. Royce	4,296	Record and	100%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7255

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Royce Global Value Fund
R Class

National Financial Services	5,426	Record	55.85%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr.
Attn: Mutual Fund Dept. 5th Fl.
New York, NY 10281

Charles M. Royce	4,290	Record and	44.15%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7255

Royce European Smaller-Companies Fund
Service Class

Charles Schwab & Co. Inc.	560,440	Record	33.21%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	34,319	Record	20.70%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr.
Attn: Mutual Fund Dept. 5th Fl.
New York, NY 10281

TD Ameritrade Inc. for the Exclusive	219,251	Record	12.99%
Benefit of our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Pershing LLC	129,953	Record	7.70%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles M. Royce	111,565	Record and	6.61%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

Royce SMid-Cap Value Fund
Service Class

W. Whitney George & Meredith M.	173,163	Record and	19.99%
George JT WROS		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles M. Royce	100,609 *	Beneficial	11.62%
c/o Royce Management Company
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	100,609	Record and	11.62%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259
Pershing LLC	100,195	Record	11.57%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Svcs. Corp.	75,386	Record	8.70%
FEBO Our Customers
200 Liberty St.
New York, NY 10281-1003

State Street Bank and Trust Co. Cust.	60,252	Record	6.96%
IRA James T. Stoeffel
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

First Clearing LLC	50,101	Record	5.78%
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	46,389	Record	5.36%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Enterprise Select Fund
Investment Class

Royce Family Investments, LLC	84,627	Record and	48.62%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

The Pennsylvania Trust Co. POA	42,918	Record	24.66%
Donald E. Lewin
Surfside, FL 33154-3005

Steve G. McBoyle	10,614	Record and	6.10%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

* Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Royce International-Smaller
Companies Fund
Service Class

BNY Mellon Investment Servicing Inc.	780,545	Record	27.45%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212

TD Ameritrade Inc.	555,492	Record	19.53%
P.O. Box 2226
Omaha, NE 68103-2226

National Financial Services FEBO	553,179	Record	19.45%
Our Customers
200 Liberty St., 1 World Fin Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Charles M. Royce	242,937*	Record and	8.54%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	228,515	Record and	8.04%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Charles Schwab & Co., Inc.	157,447	Record	5.54%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Focus Value Fund
Service Class

W. Whitney George & Meredith M.	261,015	Record and	40.38%
George JT WROS		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

George U. Wyper	146,547	Record and	22.67%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Charles Schwab & Co., Inc.	64,763	Record	10.02%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

* Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Jack E. Fockler	56,516	Record and	8.74%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Pershing LLC	38,077	Record	5.89%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Partners Fund
Service Class

Charles M. Royce	102,768*	Record and	57.60%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	92,450	Record and	52.10%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	35,605	Record and	19.96%
Marilyn J. Royce 2002 Trust		Beneficial
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

Charles Schwab & Co., Inc.	10,577	Record	5.93%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Opportunity Select Fund
Investment Class

Blanche I. Hench &	160,693	Record and	35.25%
William Hench JTWROS		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

Charles Schwab & Co., Inc.	39,699	Record	8.71%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	38,904	Record	8.53%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

* Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Ann M. Sidoti &	35,762	Record	7.85%
Peter T. Sidoti JT WROS
Brightwaters, NY 11718-1409

The Pennsylvania Trust Co. POA	32,092	Record	7.04%
Donald E Lewin
Surfside, FL 33154-3005

Royce Global Dividend Value Fund
Service Class

Charles Schwab & Co., Inc.	251,668	Record	32.40%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Charles M. Royce	106,132 *	Record and	13.67%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

National Financial Services	102,850	Record	13.24%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

LPL Financial	81,304	Record	10.47%
9785 Towne Centre Drive
San Diego, CA 92121-1968

TD Ameritrade Inc. for the Exclusive	69,789	Record	8.99%
Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Royce Family Investments, LLC	67,162	Record and	8.65%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Raymond James	43,073	Record	5.55%
Omnibus for Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Royce International Premier Fund
Service Class

Charles Schwab & Co., Inc.	340,685	Record	50.83%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

* Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Charles M. Royce	84,670*	Record and	12.63%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Family Investments, LLC	79,424	Record and	11.85%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

TD Ameritrade Inc. for the Exclusive	61,696	Record	9.21%
Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

George U. Wyper	51,313	Record and	7.66%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

National Financial Services	49,096	Record	7.33%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Royce International Micro-Cap Fund
Service Class

Charles Schwab & Co., Inc.	66,779	Record	13.73%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

TD Ameritrade Inc. for the Exclusive	57,210	Record	11.76%
Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Charles M. Royce	78,792	Record and	16.20%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Pershing LLC	43,906	Record	9.02%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services	43,652	Record	8.97%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

* Includes shares held by Royce Family Investments, LLC.

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
LPL Financial	36,989	Record	7.60%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Michael Hveem TTEE	25,888	Record	5.32%
Marilyn J. Royce 2002 Trust
8 Sound Shore Drive
Greenwich, CT 06830-7242

Royce Special Equity Multi-Cap Fund
Service Class

Charles Schwab & Co., Inc.	1,187,591	Record	25.41%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	1,062,982	Record	22.70%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

TD Ameritrade Inc. for the Exclusive	518,279	Record	11.09%
Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Vincent Meyer	479,194	Record	10.25%
Les Fils Dreyfus & Cie SA
Banquiers Aeschenvorstadt 16
4002 Basel Switzerland

Pershing LLC	459,912	Record	9.84%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Special Equity Multi-Cap Fund
Investment Class

National Financial Services	2,353,797	Record	63.49%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Stifel Nicolaus & Co.. Inc.	288,418	Record	7.78%
Exclusive Benefit of Customers
501 N. Broadway
St. Louis, MO 63102-2188

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares
Royce Special Equity Multi-Cap Fund
Institutional Class

NFS LLC FEBO	1,296,489	Record	38.81%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

NFS LLC FEBO	1,567,276	Record	46.92%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Mac & Co.	312,244	Record	9.35%
Mutual Fund Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 1523-3198

EXHIBIT C

SHARE OWNERSHIP RANGES IN FUNDS
BY TRUSTEE NOMINEES

Charles M. Royce
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,000 - $100,000
Royce Total Return Fund	Over $100,000
Royce Heritage Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Value Fund	$10,001 - $50,000
Royce 100 Fund	Over $100,000
Royce Micro-Cap Discovery Fund	Over $100,000
Royce Financial Services Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000
Royce Select Fund I	Over $100,000
Royce Select Fund II	Over $100,000
Royce Global Value Fund	$50,000 - $100,000
Royce European Smaller-Companies Fund	Over $100,000
Royce SMid-Cap Value Fund	Over $100,000
Royce Enterprise Select Fund	Over $100,000
Royce International Smaller-Companies Fund	Over $100,000
Royce Partners Fund	Over $100,000
Royce Global Dividend Value Fund	Over $100,000
Royce International Premier Fund	Over $100,000
Royce International Micro-Cap Fund	Over $100,000

The Royce Funds		Over $100,000

W. Whitney George
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,000 - $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	Over $100,000
Royce Focus Value Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000
Royce Global Value Fund	Over $100,000
Royce SMid-Cap Value Fund	Over $100,000
Royce Global Select Long/Short Fund	Over $100,000

The Royce Funds		Over $100,000

Patricia W. Chadwick
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Low-Priced Stock Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce 100 Fund	Over $100,000
Royce Global Value Fund	Over $100,000

The Royce Funds		Over $100,000

Richard M. Galkin

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000
Royce 100 Fund	Over $100,000

The Royce Funds		Over $100,000

Stephen L. Isaacs

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$10,001 - $50,000
Royce Micro-Cap Fund	$10,001 - $50,000
Royce Premier Fund	$50,001 - $100,000
Royce Special Equity Fund	$1 - $10,000
Royce Low-Priced Stock Fund	$1 - $10,000
Royce Total Return Fund	$1 - $10,000
Royce Global Value Fund	$10,001 - $50,000
Royce European Smaller-Companies Fund	$10,001 - $50,000
Royce Opportunity Fund	$10,001 - $50,000
Royce Special Equity Multi-Cap Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Arthur S. Mehlman
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	$10,001 - $50,000
Royce Value Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Total Return Fund	Over $100,000
Royce Special Equity Fund	Over $100,000
Royce Value Plus Fund	$10,001 - $50,000
Royce Dividend Value Fund	$10,001 - $50,000
Royce 100 Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

G. Peter O’Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Select Fund I	$50,001 - $100,000
Royce Select Fund II	$50,001 - $100,000
Royce Global Select Long/Short Fund	$50,001 - $100,000
Royce Special Equity Multi-Cap Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

Share Ownership by Trustee Nominees and Trust Officers

     Information regarding the ownership of Fund shares by the Trustee nominees and Trust officers as of the Record Date is set forth below (if a Trustee nominee or officer is not listed with respect to a Fund, such person does not hold shares of that Fund).

Fund	Name of Beneficial Owner	Class	Shares Beneficially Owned	Percent of Shares Outstanding
Royce Dividend Value Fund	Charles M. Royce	Investment	385,530*	1.76%
	Jack E. Fockler	Investment	145,318	0.66%
	Lisa Curcio	Investment	14,716	0.07%
	Charles M. Royce	Service	41,299	0.10%
	Richard M. Galkin	Service	24,060	0.06%
	David L. Meister	Service	2,049	0.01%
	John D. Diederich	Service	38,625	0.09%
Royce Enterprise Select Fund	Charles M. Royce	Investment	84,627*	48.62%
Royce European Smaller-Companies Fund	Charles M. Royce	Service	111,565	6.61%
Royce Financial Services Fund	Charles M. Royce	Service	198,434*,**	5.52%
Royce Focus Value Fund	W. Whitney George	Service	261,015	40.38%
	Jack E. Fockler	Service	56,516	8.74%
	John E. Denneen	Service	2,715	0.42%
Royce Global Dividend Value Fund	Charles M. Royce	Service	106,132*	13.67%
Royce Global Select Long/Short Fund	G. Peter O’Brien	Investment	6,246	0.91%
	Jack E. Fockler	Investment	62,046	9.07%
	W. Whitney George	Investment	100,263	14.65%
Royce Global Value Fund	W. Whitney George	Investment	166,802	1.26%
	John E. Denneen	Investment	9,052	0.07%
	Charles M. Royce	Service	105	0.00%

Fund	Name of Beneficial Owner	Class	Shares Beneficially Owned	Percent of Shares Outstanding
	W. Whitney George	Service	30,395	0.59%
	Patricia W. Chadwick	Service	8,909	0.17%
	Stephen L. Isaacs	Service	1,855	0.04%
	John D. Diederich	Service	4,353	0.09%
	Jack E. Fockler	Service	40,381	0.79%
	John E. Denneen	Service	5,670	0.11%
	Charles M. Royce	K	4,296	100%
	Charles M. Royce	R	4,290	44.15%
Royce Heritage Fund	Charles M. Royce	Investment	194,703*	5.29%
	Daniel A. O’Byrne	Service	37,452	0.29%
	John E. Denneen	Service	124	0.00%
Royce International Premier Fund	Charles M. Royce	Service	84,670*	12.63%
Royce International Micro-Cap Fund	Charles M. Royce	Service	78,792*	16.20%
Royce International Smaller-Companies Fund	Charles M. Royce	Service	242,937*	8.54%
	Jack E. Fockler	Service	46,535	1.64%
Royce Low-Priced Stock Fund	Charles M. Royce	Institutional	5,363	0.01%
	W. Whitney George	Investment	133,860	1.43%
	Patricia W. Chadwick	Investment	12,323	0.13%
	Stephen L. Isaacs	Service	181	0.00%
	Arthur S. Mehlman	Service	2,559	0.00%
	G. Peter O’Brien	Service	11,556	0.01%
Royce Micro-Cap Discovery Fund	Charles M. Royce	Service	257,867*	29.15%
	Daniel A. O’Byrne	Service	25,431	2.87%
Royce Micro-Cap Fund	Stephen L. Isaacs	Investment	2,079	0.01%

Fund	Name of Beneficial Owner	Class	Shares Beneficially Owned	Percent of Shares Outstanding
	W. Whitney George	Investment	56,295	0.13%
	Jack E. Fockler	Investment	3,881	0.01%
	Daniel A. O’Byrne	Investment	13,793	0.03%
	John E. Denneen	Investment	1,626	0.00%
Royce Opportunity Fund	Stephen L. Isaacs	Investment	965	0.00%
	G. Peter O’Brien	Investment	23,412	0.03%
	Daniel A. O’Byrne	Investment	16,295	0.02%
	John E. Denneen	Investment	127	0.00%
	Charles M. Royce	Institutional	45,937	0.08%
	Daniel A. O’Byrne	Institutional	9,337	0.02%
	John E. Denneen	Institutional	11,974	0.02%
	Lisa Curcio	Institutional	4,263	0.01%
Royce Partners Fund	Charles M. Royce	Service	102,768*	57.60%
Royce Pennsylvania Mutual Fund	Charles M. Royce	Investment	193,878**	0.06%
	Stephen L. Isaacs	Investment	2,069	0.00%
	Charles M. Royce	Service	12,736*	0.03%
Royce Premier Fund	Charles M. Royce	Investment	78,768**	0.03%
	Richard M. Galkin	Investment	1,743	0.00%
	Stephen L. Isaacs	Investment	1,906	0.00%
	G. Peter O’Brien	Investment	5,876	0.00%
	W. Whitney George	Investment	68,985	0.03%
	John E. Denneen	Investment	6,412	0.00%
	Daniel A. O’Byrne	Investment	2,259	0.00%
	Daniel A. O’Byrne	Institutional	15,338	0.04%
Royce Select Fund I	G. Peter O’Brien	Investment	4,481	0.19%

Fund	Name of Beneficial Owner	Class	Shares Beneficially Owned	Percent of Shares Outstanding
	Charles M. Royce	Investment	8,499**	0.36%
Royce Select Fund II	G. Peter O’Brien	Investment	7,451	1.93%
	Charles M. Royce	Investment	109,247*	28.26%
Royce SMid-Cap Value Fund	Charles M. Royce	Service	100,609*	11.62%
	W. Whitney George	Service	173,163	19.99%
	John E. Denneen	Service	7,744	0.89%
Royce Special Equity Fund	Stephen L. Isaacs	Investment	106	0.00%
	David L. Meister	Investment	5,470	0.00%
	G. Peter O’Brien	Investment	6,955	0.00%
	John D. Diederich	Investment	16,100	0.02%
	John E. Denneen	Investment	4,246	0.00%
	John E. Denneen	Institutional	1,842	0.01%
	Lisa Curcio	Institutional	5,133	0.02%
Royce Special Equity Multi-Cap Fund	Jack E. Fockler	Investment	79,388	2.14%
	John E. Denneen	Investment	17,028	0.46%
	Stephen L. Isaacs	Service	12,954	0.28%
	G. Peter O’Brien	Service	10,739	0.23%
	John E. Denneen	Service	26	0.00%
Royce Total Return Fund	Charles M. Royce	Investment	188,571*	0.09%
	Richard M. Galkin	Investment	13,233	0.01%
	Stephen L. Isaacs	Investment	438	0.00%
	Arthur S. Mehlman	Investment	3,370	0.00%
	David L. Meister	Investment	7,898	0.00%
	G. Peter O’Brien	Investment	30,496	0.01%
	Charles M. Royce	Institutional	46,934	0.14%

Fund	Name of Beneficial Owner	Class	Shares Beneficially Owned	Percent of Shares Outstanding
	Daniel A. O’Byrne	Institutional	8,016	0.02%
Royce Value Fund	Patricia W. Chadwick	Investment	10,421	0.07%
	W. Whitney George	Investment	77,233	0.53%
	Jack E. Fockler	Investment	85,229	0.59%
	Charles M. Royce	Institutional	3,338	0.02%
	W. Whitney George	Institutional	58,245	0.35%
	John D. Diederich	Institutional	10,841	0.06%
	Arthur S. Mehlman	Service	4,638	0.01%
	John D. Diederich	Service	51,357	0.09%
Royce Value Plus Fund	David L. Meister	Service	835	0.00%
	W. Whitney George	Institutional	35,599	0.29%
	John D. Diederich	Institutional	4,351	0.04%
	John E. Denneen	Institutional	2,666	0.02%
Royce 100 Fund	Charles M. Royce	Investment	253,657*	4.54%
	Patricia W. Chadwick	Investment	13,521	0.24%
	John D. Diederich	Investment	29,614	0.53%
	Jack E. Fockler	Investment	59,287	1.06%
	Richard M. Galkin	Service	20,303	0.09%
	David L. Meister	Service	1,732	0.01%
	Charles M. Royce	R	11,425*	5.75%

*	Includes shares held by Royce Family Investments, LLC, a Royce family investment entity.
**	Excludes shares held by the Royce Family Fund, Inc., a charitable organization.

     As of the Record Date, the trustees and officers of the Trust (13 individuals) owned, in the aggregate, the percentage specified below with respect to each class of shares of each Fund. For any share class of any Fund not listed below, the trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding shares of such class of such Fund as of the Record Date.

Fund	Class	Percentage of Outstanding Shares Owned by Trustees and Officers
Royce Low-Priced Stock Fund	Investment	1.56%
Royce Heritage Fund	Investment	5.29%
Royce Value Fund	Investment	1.19%
Royce 100 Fund	Investment	6.37%
	R	5.75%
Royce Dividend Value Fund	Investment	2.49%
Royce Global Value Fund	Investment	1.33%
	Service	1.79%
	R	44.15%
	K	100%
Royce International Smaller-Companies Fund	Service	10.18%
Royce Select Fund II	Investment	30.19%
Royce Global Select Long/Short Fund	Investment	24.63%
Royce Enterprise Select Fund	Investment	48.62%
Royce Micro-Cap Discovery Fund	Service	32.02%
Royce Financial Services Fund	Service	5.52%
Royce SMid-Cap Value Fund	Service	32.50%
Royce Focus Value Fund	Service	49.54%
Royce Partners Fund	Service	57.60%
Royce Special Equity Multi-Cap Fund	Investment	2.60%
Royce European Smaller-Companies Fund	Service	6.61%
Royce Global Dividend Value Fund	Service	13.67%
Royce International Micro-Cap Fund	Service	16.20%
Royce International Premier Fund	Service	12.63%

EXHIBIT D

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

	(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

	(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)

shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

	(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)

at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

	(1)	assisting Board oversight of the

(a) integrity of the Fund’s financial statements;

(b) independent accountants’ qualifications and independence; and

(c) performance of the Fund’s independent accountants; and

(2)

preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)

the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)

to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)

to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)

if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)

to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)

to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)

to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)

to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)

to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)

to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)

to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)

at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of the management of such entities (to assess the independence of the Fund’s independent accountants);

(n)

to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management; and

(q)

to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.      Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.        Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.      Reporting

The Chairman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII.     Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: April 11, 2000, as revised through February 16, 2011

Appendix A to Exhibit D

Royce Capital Fund

Royce Focus Trust, Inc.

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

EXHIBIT E

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES FOR
THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board;

•	the character and integrity of the person;

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies.

E-1

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 10, 2004
Revised through February 16, 2011

Appendix A to Exhibit E

Royce Capital Fund

Royce Focus Trust, Inc.

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

E-2

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61847-P42531	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

				For	Withhold	For All	(To withhold authority to vote for a specific Trustee nominee, mark “For All Except” and write the nominee’s number on the line below.)
				All	All	Except
	1.	PROPOSAL TO ELECT THE TRUSTEE NOMINEES OF THE ROYCE FUND

		01) Charles M. Royce	05) Stephen L. Isaacs
		02) W. Whitney George	06) Arthur S. Mehlman	[ ]	[ ]	[ ]
		03) Patricia W. Chadwick	07) David L. Meister
		04) Richard M. Galkin	08) G. Peter O’Brien

2.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Mark box at right if an address change or comment has been noted on the reverse side of this card.				[ ]

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M61848-P42531

PROXY CARD
PROXY	PROXY
THE ROYCE FUND
745 Fifth Avenue
New York, New York 10151

This Proxy is Solicited on Behalf of the Board of Trustees of The Royce Fund

The undersigned hereby appoints Charles M. Royce and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of The Royce Fund held of record by the undersigned on July 19, 2013 at the Special Meeting of Shareholders of The Royce Fund to be held on September 26, 2013, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)